UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2018

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

One Discovery Place Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On March 2, 2018, Discovery Communications, Inc. (“Discovery”) disseminated a press release announcing its election to exercise the cash top-up option in full pursuant to the Agreement and Plan of Merger, dated as of July 30, 2017, by and among Scripps Networks Interactive, Inc., Discovery and Skylight Merger Sub, Inc. (the “Merger Agreement”). In connection therewith, the corresponding “Base Exchange Ratio Reduction” (as defined in the Merger Agreement) is equal to 0.4112.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: March 2, 2018	By:	/s/ Bruce Campbell
Bruce Campbell Chief Development, Distribution & Legal Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 2, 2018

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